UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 26, 2006


                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)

                                    Virginia
                 (State or other jurisdiction of incorporation)


            001-05767                                       54-0493875
            ---------                                       ----------
   (Commission File Number)                              (I.R.S. Employer
                                                       Identification Number)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)

                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

Non-Employee Director Compensation

On June 26, 2006, the Board of Directors of Circuit City Stores, Inc. (the "Company") modified the Schedule of Non-Employee Director Compensation filed as
Exhibit 10.1 to this report. To be consistent with the annual practice of granting of equity awards to non-employee directors, the Restricted Stock Units awarded to non-employee directors will vest 100% on the first anniversary of the grant date of the award. Previously, these awards vested ratably over a three-year period. No other changes were made to Non-Employee Director Compensation and the modification did not affect the number of Restricted Stock Units awarded annually to non-employee directors. The form of Restricted Stock Unit Award Agreement to be used for these awards is attached as Exhibit 10.2. The changes are effective with the 2006 awards which were granted on June 27, 2006.

Letter Agreement with Fiona Dias

The Company announced on June 26, 2006 that Fiona P. Dias has decided to step down as executive vice president, chief marketing officer for personal reasons effective August 27, 2006. From August 28, 2006, through December 31, 2006, she will assume a new role with the company as executive advisor of strategic branding initiatives.

As executive advisor, Ms. Dias will assist in the transition of the chief marketing officer role and assist with select projects, including the planned launch of a new services brand later this year.

The Company and Ms. Dias entered into a Letter Agreement in connection with her transition which is attached as Exhibit 10.3.

Form of Restricted Stock Award Agreement

Effective June 26, 2006, the Compensation and Personnel Committee (the "Committee") approved a change to the form of performance accelerated restricted stock award letter and the form of time-based restricted stock award letter to be used under the Amended and Restated 2003 Stock Incentive Plan (the "Plan") for equity awards to executive officers. The change relates to a provision containing a stock price performance condition that applies if an executive is one of the Named Executive Officers ("NEO") of the Company in the Proxy Statement for the most recent fiscal year end on the final date of vesting.

Previously, the provision in the award letter required that the Company's stock price must be at least $23 per share for any unvested shares of restricted stock to vest for a NEO. However, following an increase in the Company's stock price since adoption of the form of award letter in June 2005, the Committee decided that this vesting threshold should be replaced in new awards by one that will vary with the Company's stock price. Consequently, the Committee amended the form of award letter to specify the stock price vesting condition as a price per share which is 10% higher than the fair market value (as defined in the Plan) of the Company's stock on the grant date, rounded to the nearest dollar. The new form of performance accelerated restricted stock award letter is attached as
Exhibit 10.4 and the new form of time-based restricted stock award letter is attached as Exhibit 10.5.

Item 1.02.  Termination of a Material Definitive Agreement.

The employment agreement between Circuit City Stores, Inc. and Fiona P. Dias dated December 4, 2003, was terminated on June 26, 2006 in connection with entry into the Letter Agreement described above at Item 1.01.

                            SECTION 8 - OTHER EVENTS

Item 8.01.  Other Events

On June 27, 2006, at the 2006 Annual Shareholder Meeting, the Company's shareholders elected each of Ronald M. Brill, Michael E. Foss, Mikael Salovaara and Philip J. Schoonover to a three year term on the Board of Directors. In addition, the shareholders elected Barbara S. Feigin to a one-year term.

The Board of Directors elected Philip J. Schoonover as chairman, succeeding W. Alan McCollough who retired as Chief Executive Officer in February 2006 and retired from the Board following the annual meeting.

The Board of Directors appointed Mikael Salovaara, an independent director, to serve as the lead director until the next Annual Meeting of Shareholders. Mr. Salovaara will preside over executive sessions of the non-management directors and will also serve as chair of the Nominating and Governance Committee. Ursula
O. Fairbairn was appointed as Chair of the Compensation and Personnel Committee for the same term.

The Board committee assignments are as follows:

                                Audit Committee:
                             Ronald M. Brill, Chair
                                 Carolyn H. Byrd
                                  Allen B. King
                              J. Patrick Spainhour
                                 Carolyn Y. Woo

                      Compensation and Personnel Committee:
                           Ursula O. Fairbairn, Chair
                                Barbara S. Feigin
                                James F. Hardymon
                                    Alan Kane
                                Mikael Salovaara

                      Nominating and Governance Committee:
                             Mikael Salovaara, Chair
                               Ursula O. Fairbairn
                                Barbara S. Feigin
                                James F. Hardymon
                                    Alan Kane

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Schedule of Non-Employee Director Compensation
10.2 Form of Restricted Stock Unit Award Agreement for Non-Employee Directors
10.3 Letter Agreement between Circuit City Stores, Inc. and Fiona P. Dias
10.4 Form of Performance Accelerated Restricted Stock Award letter
10.5 Form of Time-Based Restricted Stock Award letter




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 CIRCUIT CITY STORES, INC.



                 By:      /s/ Reginald D. Hedgebeth
                          -------------------------------------------------
                          Reginald D. Hedgebeth
                          Senior Vice President, General Counsel and
                          Secretary


Dated:   June   29, 2006




                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit

10.1 Schedule of Non-Employee Director Compensation
10.2 Form of Restricted Stock Unit Award Agreement for Non-Employee Directors
10.3 Letter Agreement between Circuit City Stores, Inc. and Fiona P. Dias
10.4 Form of Performance Accelerated Restricted Stock Award letter
10.5 Form of Time-Based Restricted Stock Award letter